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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2008

FORTISSIMO ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-52166	02-0762508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hamelacha Street, Park Afek, Rosh Ha’ayin Israel	48091
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (011) 972-3-915-7400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORTISSIMO ACQUISITION CORP. (“FORTISSIMO”) HAS HELD AND INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING FORTISSIMO SECURITIES, REGARDING ITS MERGER WITH PSYOP, INC., AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC., REPRESENTATIVE OF THE UNDERWRITERS OF FORTISSIMO’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN OCTOBER 2006, IS ASSISTING FORTISSIMO IN THESE EFFORTS, WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. FORTISSIMO, PSYOP AND EARLYBIRDCAPITAL, INC. AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE ANNUAL MEETING OF FORTISSIMO STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF FORTISSIMO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ FORTISSIMO’S DEFINITIVE PROXY STATEMENT AND PROXY STATEMENT SUPPLEMENT IN CONNECTION WITH FORTISSIMO’S SOLICITATION OF PROXIES FOR THE ANNUAL MEETING BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ FORTISSIMO’S FINAL PROSPECTUS, DATED OCTOBER 11, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE FORTISSIMO OFFICERS AND DIRECTORS AND OF EARLYBIRDCAPITAL, INC. AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. STOCKHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND, ONCE IT IS AVAILABLE, THE PROXY STATEMENT SUPPLEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: FORTISSIMO ACQUISITION CORP., 14 HAMELACHA STREET, PARK AFEK, ROSH HA’AYIN ISRAEL 48091. THE DEFINITIVE PROXY STATEMENT AND, ONCE IT IS AVAILABLE, THE PROXY STATEMENT SUPPLEMENT, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements identified by words such as “estimate,” “project,” “expect,” “intend,” “believe,” “anticipate” and similar expressions regarding the potential merger with Stink and our expectations regarding the effects of such transaction. Those statements involve risks and uncertainties, and actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include, but are not limited to: (i) the timing of the closing, if any, of the mergers with Psyop and with Stink; (ii) the completion to our satisfaction of due diligence regarding Stink; (iii) our ability to negotiate a definitive agreement with Stink; (iv) our ability to obtain the required corporate, stockholder and, if applicable, third-party and governmental approvals; (v) the possibility that the Stink transaction may not close; (vi) our ability to negotiate mutually acceptable employment arrangements with key employees of Stink; (vii) our ability to successfully integrate the businesses of Psyop and Stink; and (viii) the performance of the combined business to operate successfully and generate growth.

You should not place any undue reliance on these forward looking statements which speak only as of the date of this Current Report. Additional information concerning factors that might affect our business or stock price which could cause actual results to materially differ from those in forward-looking statements is contained in Fortissimo’s SEC filings, including its Definitive Proxy Statement filed on August 12, 2008, a Proxy Statement Supplement expected to be filed in the near future relating to the entering into of the non-binding letter of intent with Stink, its Annual Report on Form 10-KSB for the year ended December 31, 2007 and other periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available upon request from Fortissimo.

Item 8.01	Other Events.

On September 10, 2008, Fortissimo Acquisition Corp. (“Fortissimo”) announced that it had signed a non-binding letter of intent relating to the potential acquisition of Stink Ltd. by the combined entity which will result from the merger of Fortissimo with Psyop, Inc. (“Psyop”) if all of the conditions to that merger are met, including the approval of the requisite percentage of Fortissimo’s stockholders.

No binding agreement has been signed with Stink Ltd. and there can be no assurance either that such a binding agreement will be entered into or that any transaction with Stink Ltd. will ultimately be consummated. Fortissimo stockholders are advised to make their decision on whether to vote to approve the merger between Fortissimo and Psyop without taking into account whether or not a transaction with Stink Ltd. will ultimately be consummated.

The non-binding letter of intent is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, Fortissimo’s press release, dated September 10, 2008, announcing its execution of the non-binding letter of intent, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Non-Binding Letter of Intent dated as of September 9, 2008 relating to the potential acquisition of Stink Ltd.

99.2	Press Release of Fortissimo Acquisition Corp., dated September 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2008
FORTISSIMO ACQUISITION CORP.

	By:	/s/ YUVAL COHEN
	Name:	Yuval Cohen
	Title:	President and Chief Executive Officer